                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMIC MATERIALS CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party:

________________________________________________________________________________

(4)  Date Filed:

________________________________________________________________________________

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO  80026

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 22, 1998

To the Stockholders of
DYNAMIC MATERIALS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "Company"), will be held on Friday, May 22, 1998 at 9:00 a.m. local time at 551 Aspen Ridge Drive, Lafayette, Colorado, 80026 for the following purposes:

          1. To elect two directors to hold office until the 2001 Annual Meeting of Stockholders.

          2. To approve the amendment and restatement of the Company's 1997 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 150,000 shares.

          3.  To approve the Company's Employee Stock Purchase Plan.

          4. To ratify the indemnification agreements entered into between the Company and its directors and officers and to approve the Company's entering into similar agreements with future directors and officers.

          5. To ratify the selection of Arthur Andersen LLP as independent accountants of the Company for its fiscal year ending December 31, 1998.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 9, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors,

                                        /s/ RICHARD A. SANTA
                                        RICHARD A. SANTA
                                        Vice President, Finance, Chief
                                        Financial Officer and Secretary

Lafayette, Colorado
April 22, 1998

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO  80026
                                _______________

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1998
                                _______________

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Dynamic Materials Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, May 22, 1998 at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 551 Aspen Ridge Drive, Lafayette, Colorado, 80026. The Company intends to mail this proxy statement and accompanying proxy card on or about April 22, 1998, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 9, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 9, 1998, the Company had outstanding and entitled to vote 2,789,508 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     Abstentions may be specified on the proposals to approve the amendment and restatement of the 1997 Equity Incentive Plan, to approve the Employee Stock Purchase Plan, to ratify the director and officer indemnification agreements and to ratify the Company's auditors. Abstentions on the proposal to approve the amendment and restatement of the 1997 Equity Incentive Plan, to approve the Employee Stock Purchase Plan, to ratify the indemnification agreements and to ratify the Company's auditors will have no effect.

     Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors, the ratification and approval of the indemnification agreements and the ratification of the appointment of the Company's auditors if such firms have not received voting instructions from a beneficial owner. Brokers will not have authority to vote shares with respect to the proposals to approve the amendment and restatement of the 1997 Equity Incentive Plan or to approve the Employee Stock Purchase Plan. The failure of a broker to vote shares in the absence of instructions (a "broker non-vote") will have no effect with respect to any other matter considered at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 551 Aspen Ridge Road, Lafayette, Colorado 80026, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director, FOR the amendment and restatement of the 1997 Equity Incentive Plan, FOR the Employee Stock Purchase Plan, FOR the director and officer indemnification agreements and FOR the selection of Arthur Andersen LLP as the Company's independent accountants for the current fiscal year. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than December 23, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The authorized size of the Board of Directors is presently five members. There are two nominees for the two directorships in the class whose term of office expires in 1998. One nominee is a current director of the Company who was previously elected by the stockholders, and the other nominee has not previously served the Company as a director. If elected at the Annual Meeting, each of the nominees would serve until the 2001 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

     The names of the nominees and certain information about them are set forth below.

     MR. MICHAEL C. FRANSON. Mr. Franson, age 43, has been nominated for election as a new director of the Company. Since 1993, Mr. Franson has been the Executive Vice President of the Wallach Company, Inc., an investment banking firm, where he is responsible for its Information Technology investment banking practice and has served in various positions since 1988. Mr. Franson is a member of the advisory board for the Center for Entrepreneurship at the University of Colorado at Boulder and a member of the Board of Directors of Koala Corporation, a manufacturer of child protection products. He is also a Chartered Financial Analyst.

     DR. GEORGE W. MORGENTHALER. Dr. Morgenthaler, age 71, has served as a director of the Company since June 1986 and during the period from 1971 to 1976. Dr. Morgenthaler has been a Professor of Aerospace Engineering, Department Chair and Associate Dean of Engineering at the University of Colorado at Boulder since 1986. He is currently Director of the University of Colorado's BioServe Commercial Space Center. Previously, Dr. Morgenthaler was Vice President Primary Products Division of Martin Marietta Aluminum Co. and Vice President and General Manager of the Baltimore Division of Martin Marietta Aerospace Co. Dr. Morgenthaler has served on the Board of CTA, Inc. since 1993 and served on the Board of Columbia Aluminum Company from 1987 to 1996. He chairs the Company's Compensation Committee.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

          DIRECTOR CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

     MR. DEAN K. ALLEN. Mr. Allen, age 62, has served the Company as a director since July 1993. Mr. Allen is President of Parsons Europe, Middle East and South Africa, a position he has held since February 1996. Mr. Allen was Vice President and General Manager of Raytheon Engineers and Constructors, Europe, from February 1994 to December 1995, and was President of Allen & Associates from April 1992 to 1994.

          DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

     MR. DAVID E. BARTLETT. Mr. Bartlett, age 45, has served the Company as a director since February 1996. Mr. Bartlett is a partner with Davis, Graham & Stubbs LLP, beginning November 1997, and was a partner with Cooley Godward LLP from September 1987 to August 1996 and BartlettStuder from June 1997 through October 1997. Mr. Bartlett was Vice President of Business Development, General Counsel and Secretary of NetSage Corporation from September 1996 through May 1997.

     MR. PAUL LANGE. Mr. Lange, age 45, has served as President, Chief Executive Officer and a director of the Company since October 1993. Prior to joining the Company Mr. Lange was Vice President and General Manager of the Engineered Materials Group of Englehard Corporation, Director at Englehard/Hankuk and Chairman of the Board of Englehard Canada, from 1989 to 1993.

EXECUTIVE OFFICERS

     The following individuals serve as executive officers of the Company. Each executive officer is elected by the Board of Directors and serves at the pleasure of the Board.

         Name                                       Position                             Age
-----------------------  --------------------------------------------------------------  ---
Mr. Paul Lange           President and Chief Executive Officer                            45
Mr. Richard A. Santa     Vice President, Finance, Chief Financial Officer and Secretary   47
Mr. Joseph P. Allwein    Vice President and General Manager of the Spin Forge Division    46
Mr. Michael W. Beam      Vice President of Marketing and Sales                            46
Mr. Edward G. Reineke    Vice President of Operations                                     41

     MR. PAUL LANGE.    Mr. Lange has served as President, Chief Executive
Officer and a director of the Company since October 1993. Prior to joining the Company Mr. Lange was Vice President and General Manager of the Engineered Materials Group of Englehard Corporation, Director at Englehard/Hankuk and Chairman of the Board of Englehard Canada, from 1989 to 1993.

     MR. RICHARD A. SANTA. Mr. Santa has served as Vice President of Finance, Chief Financial Officer and Secretary of the Company since 1996. Prior to joining the Company, Mr. Santa was Corporate Controller of Scott Sports Group Inc. from 1993 to 1996. From 1992 to 1993 Mr. Santa was Chief Financial Officer of Scott USA, a division of Scott Sports Group Inc.

     MR. JOSEPH P. ALLWEIN. Mr. Allwein has served as Vice President and General Manager of Spin Forge, a division of the Company since March 1998, when the Company acquired certain assets of Spin Forge, LLC, for which Mr. Allwein was the President since 1996. From 1991 to 1996, Mr. Allwein was President of Hoover Containment Systems, Inc. ("HCS"), a subsidiary of Hoover Group, Inc. ("Hoover"). Mr. Allwein served as the President and principal shareholder of HCS (then known as Lube Cube Inc.) from 1988 until its acquisition by Hoover in 1991.

     MR. MICHAEL W. BEAM. Mr. Beam has served as Vice President of Marketing and Sales of the Company since April 1995. Prior to joining the Company, Mr. Beam was Director of Worldwide Sales at Indium Corporation, a producer and manufacturer of indium-based products, from 1990 to 1995.

     MR. EDWARD G. REINEKE. Mr. Reineke has served as Vice President of Operations of the Company since January 1996 and has been employed by the Company since April 1986 in various positions, including Engineering Manager (1991-1994), New Business Development Manager (January to July 1995) and Director of Manufacturing (1994-1996).

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1997, the Board of Directors held eight meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent accountants to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the year ended December 31, 1997, the Audit Committee was composed of three non-employee directors, Mr. Edward A. Keible (until May 1997), Mr. Bartlett and Dr. Morgenthaler. Mr. Keible did not stand for re-election to the Board of Directors at the 1997 Annual Meeting. The Audit Committee met three times during such fiscal year. The Audit Committee is currently composed of two non-employee directors, Mr. Bartlett and Dr. Morgenthaler.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and non-employee directors under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the year ended December 31, 1997, the Compensation Committee was composed of four non-employee directors, Mr. Allen, Mr. Bartlett, Mr. Keible (until May 1997) and Dr. Morgenthaler. It met twice during such fiscal year. The Compensation Committee is currently composed of three non-employee directors, Mr. Allen, Mr. Bartlett and Dr. Morgenthaler.

     During the fiscal year ended December 31, 1997, each Board member attended 75% or more of the meetings of the Board and of the committees on which he served that were held during the period for which he served as a director or committee member, respectively.

                                   PROPOSAL 2

                   APPROVAL OF THE AMENDMENT AND RESTATEMENT
                       OF THE 1997 EQUITY INCENTIVE PLAN

     In March 1997, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1997 Equity Incentive Plan (the "1997 Plan"). At December 31, 1997, there were 925,000 shares of the Company's Common Stock authorized for issuance under the 1997 Plan.

     At April 1, 1998, options (net of canceled or expired options) covering an aggregate of 752,250 shares of the Company's Common Stock had been granted under the 1997 Plan, and 172,750 shares remained available for future grant under the 1997 Plan, plus those shares, if any, that might in the future be returned to the plan as a result of the cancellation or expiration of options.

     On February 18, 1998, the Board approved the amendment and restatement of the 1997 Plan, subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock awards to the Company's employees, consultants and non-employee directors. The amendment and restatement increases the number of shares authorized for issuance under the 1997 Plan by 150,000 shares, from a total of 925,000 shares to 1,075,000 shares. The amendment and restatement also reflects certain other changes to the 1997 Plan, which are reflected in the summary of the 1997 Plan that appears below. The Board approved the amendment and restatement of the 1997 Plan to ensure that the Company can continue to grant stock awards to employees, consultants and non-employee directors at levels determined appropriate by the Board and the Compensation Committee.

     Stockholders are requested in this Proposal 2 to approve the amendment and restatement of the 1997 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to approve the amendment and restatement of the 1997 Plan. Broker non-votes and abstentions are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 1997 Plan is attached hereto as Exhibit A. The summary of the 1997 Plan below is subject in all respects to the 1997 Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the amended and restated 1997 Plan are outlined below:

GENERAL

     The 1997 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively, "stock awards"). Incentive stock options granted under the 1997 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1997 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the stock awards.

PURPOSE

     The 1997 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 195 employees are eligible to participate in the 1997 Plan.

ADMINISTRATION

     The 1997 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Plan and, subject to the provisions of the 1997 Plan, to determine the persons to whom and the dates on which stock awards will be granted, whether a stock award will be an incentive stock option, nonstatutory stock option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing, the number of shares to be subject to each stock award, and the provisions of each stock award granted (which need not be identical), including the time or times during the term of each stock award within which all or a portion of such stock award may be exercised, the exercise price and the type of consideration. The Board of Directors is authorized to delegate administration of the 1997 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1997 Plan to the Compensation Committee of the Board. As used herein with respect to the 1997 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

     Regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1997 Plan provides that, in the Board's discretion, directors serving on the Compensation Committee will also be "outside directors" within the meaning of
Section 162(m). This limitation excludes from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan) during the year, (iii) current and former officers of the Company, and (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director). Remuneration (with a de minimis exception for indirect remuneration) is paid if it is paid directly to the director personally or to an entity in which the director has a beneficial ownership interest greater than fifty percent.

ELIGIBILITY

     Incentive stock options may be granted under the 1997 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive stock awards other than incentive stock options under the 1997 Plan.

     No incentive stock option may be granted under the 1997 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year after 1997 (under all such plans of the Company and its affiliates) may not exceed $100,000. In addition, the 1997 Plan contains a per-employee, per calendar year limitation equal to options covering 200,000 shares of Common Stock.

STOCK SUBJECT TO THE 1997 PLAN

     If stock awards granted under the 1997 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such stock awards again becomes available for issuance under the 1997 Plan.

TERMS OF STOCK AWARDS

     The following is a description of the permissible terms of stock awards under the 1997 Plan. Individual stock award grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1997 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above) may not be less than 110% of such fair market value. The exercise price of nonstatutory options and other stock awards under the 1997 Plan may not be less than 85% of the fair market value of the Common Stock subject to the stock award on the date of grant. Notwithstanding the foregoing, the Board may determine to award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit. If options are granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At April 1, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $9.00 per share.

     The Board has the authority to reprice any options outstanding and to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1997 Plan is deemed to be canceled and a new option granted.

Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 200,000 share per calendar year limitation.

     The exercise price of options and the purchase price of other stock awards granted under the 1997 Plan must be paid either: (a) in cash or with respect to options, by check at the time the option is exercised; (b) at the discretion of the Board, (i) with respect to options, by delivery of other Common Stock of the Company or (ii) pursuant to a deferred payment or other arrangement (except for the payment of the par value of the shares and except for the payment of the exercise price of stock options automatically granted to non-employee directors which cannot be deferred); or (c) in any other form of legal consideration acceptable to the Board.

     Vesting. Options granted under the 1997 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board typically determines that shares covered by options granted under the 1997 Plan will vest at the rate of 25% on each anniversary of the date of grant over four years, except with respect to option grants to non-employee directors which the Board typically determines will vest in full on the first anniversary of the date of the grant. Shares covered by options granted in the future under the 1997 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1997 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. Shares of stock sold or awarded under the 1997 Plan may, but need not, be subject to a repurchase option in favor of the Company in
accordance with a vesting schedule to be determined by the Board.   To the
extent provided by the terms of a stock award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option or acquisition of stock by a cash payment upon exercise or purchase, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the 1997 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1997 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless: (a) such termination is due to such person's disability in which case the option may be exercised at any time within the earlier of (i) twelve months of such termination and (ii) the expiration of the term of the option; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within such periods after termination of such relationship as the option may specify, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within the earlier of (i) twelve months of the optionee's death and (ii) the expiration of the term of the option by the optionee's estate, by a person who acquired the right to exercise the option by bequest or inheritance or by a person the optionee has designated to exercise the option upon the optionee's death; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. With respect to stock awards, in the event that the participant's employment or relationship as a consultant or director of the Company or any affiliate of the Company terminates, the Company may repurchase or otherwise reacquire any or all shares of stock held by that person which have not vested as of the date of such termination to the extent that participant's stock bonus or restricted stock purchase agreement so provides.

     Automatic Grants to Non-Employee Directors. Each non-employee director of the Company receives automatic grants of nonstatutory stock options under the 1997 Plan. Upon the initial election or appointment of a non-employee director to the Company's Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. On the date of each annual meeting of the Company's stockholders, each person who is then a non-employee director is automatically granted an option to purchase that number of shares of Common Stock of the Company determined by multiplying 5,000 shares by a fraction the numerator of which is the number of days the person continuously has been a non-employee director since the date of the last annual meeting as of the date of grant and the denominator of which is 365. The exercise price of such options may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The options may be exercised as provided in each option agreement which typically states that the option may not be exercised until the date upon which the optionee has provided one year of continuous service as a non-employee director following the date of grant of the option. The term of each option is 10 years. If the non-employee director's continuous status as a director terminates, the option will terminate on the earlier of its expiration date and three months following the date of such termination.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1997 Plan or subject to any stock award granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 1997 Plan and stock awards outstanding thereunder will be appropriately adjusted by the Board of Directors as to the types and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding stock awards.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1997 Plan provides that, in the event of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company or specified types of mergers or other corporate reorganizations, to the extent permitted by law, any surviving corporation will be required to either assume stock awards outstanding under the 1997 Plan or substitute similar stock awards for those outstanding under such plan. In the event that any surviving corporation declines to assume stock awards outstanding under the 1997 Plan, or to substitute similar stock awards, then the time during which such stock awards may be exercised will be accelerated and the stock awards terminated if not exercised during such time. The acceleration of stock awards in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1997 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Plan will terminate on March 3, 2007.

     The Board may also amend the 1997 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary in order for the 1997 Plan to satisfy Section 422 of the Code or any Nasdaq or securities exchange listing
requirements.   The Board may submit any other amendment to the 1997 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limitation on the corporate deductibility of compensation paid to certain executive officers.

RESTRICTIONS ON TRANSFER

     Under the 1997 Plan, incentive stock options and rights under a stock bonus or restricted stock purchase agreement (as long as the stock awarded remains subject to its terms) may not be transferred by the participant otherwise than by will or by the laws of descent and distribution. Incentive stock options during the lifetime of the optionee may be exercised only by the optionee. A nonstatutory stock option may be transferred to the extent provided in the option agreement. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1997 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may create or increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term generally depending on whether the stock was held for more than eighteen months (or in certain cases, one year). Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1997 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than eighteen months (or in certain cases, one year). Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock. In general, a participant will not recognize taxable income upon the receipt of restricted stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for the stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at that time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock will be treated as capital gain upon the sale or exchange of the stock. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to the participant and generally are deductible by the Company.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed regulations issued under Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, and the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant; or
(ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

NEW PLAN BENEFITS

     The following table presents certain information with respect to options granted under the 1997 Plan in 1998 through April 1, 1998 to the Named Executive Officers (as defined in "Executive Compensation" below), all executive officers as a group and all non-executive officer employees as a group, and during the fiscal year ended December 31, 1997 to all non-executive officer directors as a group.

                               NEW PLAN BENEFITS

                                                            1997 EQUITY INCENTIVE PLAN
                                                     -----------------------------------------
                                                                      NUMBER OF SHARES SUBJECT
              NAME AND POSITION                      DOLLAR VALUE(1)     TO OPTIONS GRANTED
              -----------------                      ---------------  ------------------------
Paul Lange(2)                                          $  393,750                       50,000
Richard A. Santa(2)                                    $  196,875                       25,000
Michael W. Beam(2)                                     $  157,500                       20,000
Edward G. Reineke(2)                                   $  157,500                       20,000
All Executive Officers as a Group (5 persons)(2)       $1,198,750                      150,000
All Non-Executive Officer Directors as a Group         $  135,000(3)                    15,000
All Non-Executive Officer Employees as a Group(2)      $  847,875                      105,000


(1)  Exercise price multiplied by the number of shares underlying the option(s).
(2) Option grants to this person or group of persons will be made at the discretion of the Board. This table sets forth information regarding option grants actually made to such person or group of persons in 1998 through April 1, 1998.
(3) Based on an assumed exercise price of $9.00 per share, the closing price of the Company's Common Stock on April 1, 1998, as reported on the Nasdaq National Market. The actual exercise price for options to be granted in 1998 will be equal to the closing price on May 22, 1998.

                                   PROPOSAL 3

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

     On January 9, 1998, the Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 50,000 shares of the Company's Common Stock.

     Stockholders are requested in this Proposal 3 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Broker non-votes and abstentions are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Purchase Plan is attached as Exhibit B. The summary of the Purchase Plan below is subject in all respects to the Purchase Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Purchase Plan are outlined below:

PURPOSE

     The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has delegated administration of such plan to the Compensation Committee.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of six months' duration.

ELIGIBILITY

     Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for such continuous period not equal to or greater than two years as the Board may require. The Board may provide that officers of the Company who are "highly compensated" as defined in the Code are not eligible to participate in an offering.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company, within the time period specified in the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' earnings (as defined by the Board for each offering) during the specified purchase period.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan may not be less than the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the date on which rights are exercised and purchases of such shares are made ("Purchase Date"). At April 1, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $9.00 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may reduce (including to zero) or increase or begin such payroll deductions after the beginning of any offering period only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering period.

PURCHASE OF STOCK

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. In addition, in connection with any offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares which may be purchased pursuant to such offering by all eligible employees. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed any such maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the applicable price on one or more Purchase Dates established by the Board.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering and terminate his or her payroll deductions by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period except as provided by the Board in the offering.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and distribution or by designation of a beneficiary to receive rights, shares or accumulated payroll deductions upon the participant's death. Rights may be exercised, during his or her lifetime, only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the Company's stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or in order to comply with the requirements of Rule 16b-3 under the Exchange Act), or (c) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

     Rights and obligations under any rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulations or to ensure that the Purchase Plan or rights granted under it comply with the requirements of Section 423 of the Code.

EFFECT OF CERTAIN CORPORATE EVENTS

     If any change is made in the stock subject to the Purchase Plan or to any rights granted under the plan, the Purchase Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the plan and the class(es) and number of shares and price per share of stock subject to outstanding rights as the Board determines.

     In the event of a dissolution, liquidation or specified type of merger or acquisition of the Company, then, as determined by the Board in its sole discretion, the surviving or acquiring corporation may assume the rights under the Purchase Plan or substitute similar rights, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to any such event and the participants' rights under the offering may be terminated.

STOCK SUBJECT TO PURCHASE PLAN

     If rights granted under the Purchase Plan for any reason terminate without having been exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     There generally are no federal income tax consequences to the participant or the Company by reason of the grant of an option or acquisition of stock under an employee stock purchase plan.

     If the participant holds stock more than two years after the beginning of the option grant and more than one year after the stock is transferred to the participant, gain or any loss will be taxed as a capital gain or loss. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 20% while the maximum ordinary rate is effectively 39.6% at the present time.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and, perhaps, satisfaction of a withholding obligation). Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long or short-term depending on whether the stock has been held for more than eighteen months (or in certain cases, one year).

NEW PLAN BENEFITS

     The benefits that will be received by the Named Executive Officers, all executive officers as a group and all non-executive officer employees as a group under the Purchase Plan are not determinable at the present time because the Purchase Plan was not in effect in 1997 and the number and dollar value of shares that may be purchased in the future are at the discretion of each participant. Non-employee directors are not eligible to purchase shares under the Purchase Plan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.


                                   PROPOSAL 4

                   RATIFICATION OF INDEMNIFICATION AGREEMENTS

     Effective August 22, 1997, the Company entered into Indemnification Agreements with each of its executive officers (Paul Lange, Richard A. Santa, Michael W. Beam, and Edward G. Reineke) and its directors (Dean K. Allen, David
E. Bartlett, and George W. Morgenthaler). Effective March 19, 1998, the Company also entered into an Indemnification Agreement with Joseph Allwein, who became an executive officer on such date. In addition, the Company proposes to enter into substantially similar Indemnification Agreements with executive officers who may be hired in the future, as well as persons who may become directors in the future, including Michael C. Franson, if elected at the meeting. Stockholders are being asked to ratify the Indemnification Agreements that have been entered into, as well as to approve the execution of similar Indemnification Agreements in the future. This approval is being sought under the provisions of Sections 144 and 145 of the General Corporation Law of the State of Delaware (the "GCL").

     Background. In May 1997, the Company's stockholders approved a change of the Company's state of incorporation from Colorado to Delaware. As part of the approval of the reincorporation, the stockholders approved the assumption of the indemnification agreements which were in effect at the time of the reincorporation. However, those indemnification agreements reflected Colorado law and, subsequent to the Delaware reincorporation, the Company determined that it would be advisable to revise its indemnification agreements to reflect Delaware statutory and case law.

     Reasons for Indemnification Agreements. Under (S) 145 of the GCL, statutory indemnification is not the exclusive means by which Delaware corporations may indemnify officers, directors and others. The statute permits additional indemnification arrangements under bylaws, agreement, vote of stockholders or independent directors, or otherwise. The Company's certificate of incorporation and bylaws (each of which were approved by stockholders as part of the Delaware reincorporation) contain provisions detailing the Company's indemnification policies. Common practice has developed among Delaware corporations to provide, in addition to charter and bylaw provisions, specific indemnification agreements with officers and directors incorporating additional indemnification protections.

     The Company believes that providing the strongest possible indemnification protection permits it to attract and retain qualified directors and to encourage them to continue to make independent decisions in good faith on behalf of the Company. A broad indemnification policy allows directors to serve without fear of personal economic jeopardy, and permits the Company to select directors, and permits directors to agree to serve, without regard to their ability to incur liabilities in excess of their means. This policy becomes even more important in light of policies of the Securities and Exchange Commission that seek to increase the duties and responsibilities of directors of public companies. Similarly, private litigants have become more likely to name individual directors and officers in breach of fiduciary duty and securities laws actions.

     Description of Indemnification Agreement. A form of Indemnification Agreement is attached to this Proxy Statement as Exhibit C. The summary of the Indemnification Agreement contained herein is subject in all respects to the Indemnification Agreement.

     The Company agrees to indemnify the officer or director ("Agent") to the fullest extent authorized or permitted by the GCL and the Company's bylaws, and incorporates subsequent amendments to the GCL and bylaws to the extent they provide broader indemnification rights. In addition, the Company agrees, subject to the exceptions set forth below, to indemnify the Agent for all expenses, including attorney's fees, damages, amounts paid in settlement and any other amount the Agent is legally obligated to pay because of claims against him in connection with litigation in which the Agent is, or is threatened to be, a party by reason of his acting as an officer, director, employee or agent of the Company or of any other entity on behalf of the Company. The indemnification will continue even after termination of employment or directorship so long as the Agent may be subject to such liability. Exceptions to the indemnification provided to Agents by the Company include: (i) claims under (S) 16(b) of the Securities Exchange Act of 1934 for an accounting for profits by reason of the purchase and sale of stock; (ii) conduct that is knowingly fraudulent, deliberately dishonest or that constitutes willful misconduct; (iii) conduct that constitutes a breach of loyalty to the Company or results in personal profit or advantage to which the Agent is not legally entitled; (iv) claims for which payment is made under an insurance policy or other indemnity provision;
(v) claims that may not lawfully be indemnified, including certain claims under federal and state securities laws; and (vi) with certain exceptions, claims in connection with proceedings initiated by the Agent against the Company.

     The Company may assume the defense in any action, but is required to pay for separate counsel for the Agent if there is a conflict of interest between the Company and the Agent. The Company is required to advance to the Agent expenses incurred in connection with any proceeding upon receipt of an undertaking by the Agent to repay amounts if it is ultimately determined that the Agent is not entitled to indemnification under the certificate of incorporation, bylaws or Indemnification Agreement. The Agent may enforce the Indemnification Agreement in court and, if successful, may collect the expenses of prosecuting the claim. A prior determination by the Board that indemnification is not proper does not create a presumption that Agent is not entitled to indemnification, or constitute a defense in the enforcement action.

     The rights of Agents under the Indemnification Agreements exceed in several significant respects rights to indemnification under the GCL. First, the GCL standard of conduct empowers the corporation to indemnify for conduct "in good faith and in a manner . . . reasonably believed to be in or not opposed to the best interests of the corporation." The exceptions in the Indemnification Agreement prohibit indemnification for conduct that has a higher degree of culpability, i.e., is knowingly fraudulent. This contractual standard is based on the standard of liability in Delaware for breach of the fiduciary duty of care, which is gross negligence. Indemnification under the GCL requires a determination by the Board in the specific case that the applicable standard of conduct has been met. No such determination is required under the Indemnification Agreement, and any such determination that may be made creates no presumptions regarding entitlement to indemnification. All determinations regarding rights to indemnification are made by a court. This gives additional protection to Agents, particularly in a change of control situation, and overrides certain business judgment presumptions regarding the rights and responsibilities of boards of directors. A second significant expansion of the rights of Agents under the Indemnification Agreements as compared to the GCL is in the mandatory nature of the indemnification and advancement of expense requirements under the Indemnification Agreements, which are permissive under the GCL.

     There is currently some uncertainty under Delaware law as to the public policy limits of the non-exclusivity provision of the GCL and, while the Company believes the Indemnification Agreements are enforceable, there can be no assurance regarding such enforceability. If enforceable, the mandatory nature of indemnification and advancement of expenses precludes the Board from taking into account the costs, extent of potential damages and attorney's fees, and consideration of whether the personal assets of the Agent would permit repayment of advances if indemnification proves not to be available. Such considerations are left to directors under the GCL, to be decided under business judgment principles, but are taken out of the Board's control by the Indemnification Agreements. Stockholders should also be aware that the Indemnification Agreements inure to the benefit of directors, and the interest of the Board in recommending this ratification may be in conflict with the interests of stockholders. Stockholders who vote in favor of ratification of the Indemnification Agreements may be prevented from challenging the validity of the Indemnification Agreements in a subsequent court proceeding.

     The Board has considered the potential disadvantages and advantages of the Indemnification Agreements and believes that the potential benefits provided by the attraction and retention of directors outweigh the possible disadvantages.

     The foregoing discussion summarizes the provisions of the Indemnification Agreements, and while it highlights certain differences between the protections afforded therein and under the GCL, it does not purport to be an exhaustive discussion of all differences. A vote for the Indemnification Agreements constitutes approval of the existing agreements and of agreements in substantially the form of Exhibit C that may be entered into in the future.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since 1991. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Although stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise, the Board is submitting the selection to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Arthur Andersen LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 1, 1998 by: (i) each director and nominee for director; (ii) each executive officer (including each Named Executive Officer); (iii) all executive officers and directors of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

                                                                        BENEFICIAL
                                                                       OWNERSHIP(1)
                                                                   ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                 NUMBER     PERCENT
------------------------------------                               OF SHARES   OF TOTAL
                                                                   ----------  ---------
Woodland Partners LLC(2).........................................    419,300       15.4%
  60 South Sixth Street, Suite 3750
  Minneapolis, MN 55402

                                                                        BENEFICIAL
                                                                       OWNERSHIP(1)
                                                                   ---------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                 NUMBER     PERCENT
------------------------------------                               OF SHARES   OF TOTAL
                                                                   ----------  ---------
Heartland Advisors, Inc..........................................    272,000       10.0%
  790 North Milwaukee Street
  Milwaukee, WI 53202

Okabena Partnership K and
Kohler Capital Management, Inc.(3)...............................    264,000        9.7%
  5140 Norwest Center
  Minneapolis, MN 55402

Norwest Corporation and affiliates and
Norwest Bank Minnesota, National Association(4)..................         (4)        (4)
  Norwest Center
  Sixth and Marquette
  Minneapolis, MN 55479-1026

Paul Lange(5)....................................................    165,000        5.9%
  551 Aspen Ridge Drive
  Lafayette, CO 80026

Mr. Richard A.  Santa(6).........................................      6,250         *

Mr. Michael W. Beam(7)...........................................     25,500         *

Mr. Edward G. Reineke(8).........................................     30,375        1.1%

Mr. Joseph Allwein(9)............................................     57,500        2.1%

Mr. Dean K. Allen(10)............................................     18,250         *

Mr. David E. Bartlett(6).........................................     12,500         *

Mr. Michael C. Franson(11).......................................      1,000         *

Dr. George W. Morgenthaler(12)...................................    111,328        4.0%

All executive officers and directors as a group (8 persons)(13)..    426,703       14.7%


*  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 2,789,508 shares outstanding on April 1, 1998, adjusted as required by rules promulgated by the SEC.
(2)  Woodland Partners LLC has shared voting power over 65,900 shares.
(3) The reporting persons have shared dispositive power, but do not have voting power, over the shares reported.
(4) The reporting persons have sole voting power over the shares reported, which are held for the Okabena Partnerships with respect to a portion of whose assets Norwest Bank Minnesota, N.A. acts as custodian. See Note 3 above.
(5) Includes 24,315 shares subject to stock options exercisable within 60 days of April 1, 1998.
(6) Consists solely of shares subject to stock options exercisable within 60 days of April 1, 1998.
(7) Includes 14,500 shares subject to stock options exercisable within 60 days of April 1, 1998.
(8) Includes 14,625 shares subject to stock option exercisable within 60 days of April 1, 1998.
(9) Mr. Allwein has sole voting power over the shares reported, the voting power over 50,000 of such shares being held by him as manager of Spin Forge, LLC, the record owner of such shares. The sole members of Spin Forge, LLC are Mr. Allwein and his wife. Mr. Allwein has sole dispositive power over 12,500 of the shares reported. Of the 50,000 shares held of record by Spin Forge, LLC, 37,500 shares are subject to repurchase at fair market value if Mr. Allwein terminates his employment with the Company. Such right of repurchase terminates to the extent of 33% of the shares per year over the next three years. 7,500 of the shares reported are subject to forfeiture if Mr. Allwein terminates his employment with the Company. Such shares will no longer be subject to forfeiture to the extent of 25% of the shares per year over the next four years.
(10) Includes 16,250 shares subject to stock options exercisable within 60 days of April 1, 1998.
(11) Mr. Franson has shared voting and dispositive power over the shares reported with his wife.
(12) Includes 17,250 shares subject to stock options exercisable within 60 days of April 1, 1998.
(13) See Notes 5 through 10 and Note 12 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives a quarterly retainer of $1,000 and per meeting fees of $1,000 for attendance at non-telephonic Board meetings, $500 for attendance at telephonic Board meetings and $250 for attendance at committee meetings. In the fiscal year ended December 31, 1997, the aggregate compensation paid to all non-employee directors was $38,250. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings, in accordance with Company policy.

     Each non-employee director of the Company also receives automatic grants of nonstatutory stock options under the 1997 Plan. Upon the initial election or appointment of a non-employee director to the Company's Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. On the date of each annual meeting of the Company's stockholders, each person who is then a non-employee director is automatically granted an option to purchase that number of shares of Common Stock of the Company determined by multiplying 5,000 shares by a fraction the numerator of which is the number of days the person continuously has been a non-employee director since the date of the last annual meeting as of the date of grant and the denominator of which is 365. The exercise price of such options may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The options may be exercised as provided in each option agreement which typically states that the option may not be exercised until the date upon which the optionee has provided one year of continuous service as a non-employee director following the date of grant of the option. The term of each option is 10 years. If the non-employee director's continuous status as a director terminates, the option will terminate on the earlier of its expiration date and three months following the date of such termination. For a description of other terms of such options, see "Proposal 2 --Approval of the Amendment and Restatement of the 1997 Equity Incentive Plan."

     During the fiscal year ended December 31, 1997, the Company granted options covering an aggregate of 15,000 shares to three individuals serving as non-employee directors of the Company, at a weighted-average exercise price of $9.03 per share. During the fiscal year ended December 31, 1997, 4,000 options had been exercised under a nonstatutory option granted outside of any plan by an individual currently serving as a non-employee director.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

     The following table shows compensation awarded or paid to, or earned by, the Company's executive officers (the "Named Executive Officers") during the fiscal years ended December 31, 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE



                                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                     -----------------------------------------      ----------------------
                                                                                                     PAYOUTS
                                                                                AWARDS               -------
                                                            OTHER ANNUAL        ------
    NAME AND PRINCIPAL       FISCAL                         COMPENSATION                     ALL OTHER
         POSITION            YEAR    SALARY ($)  BONUS ($)  ($)(1)              OPTIONS (#)  COMPENSATION ($)
---------------------------  ------  ---------   --------   --------------      ----------   ---------------

Paul Lange.................    1997    210,000    189,000        484,894(2)         --              6,275(4)
  President and                1996    166,333    100,000         35,781(3)       25,000           83,489(5)
  Chief Executive Officer      1995    158,250     40,000           --            31,000           47,366(6)
Richard A. Santa...........    1997    120,000     34,800           --              --              3,629(7)
 Vice President, Finance,      1996     21,846     16,263           --            25,000              --
  Chief
  Financial Officer and
   Secretary(8)
Michael W. Beam............    1997    115,546     38,297           --               --           14,465(10)
  Vice President,              1996    109,750     36,300           --            20,000          11,986(11)
  Marketing and Sales(9)       1995     80,250     22,069           --            28,000           7,607(12)
Edward G. Reineke..........    1997     93,800     42,600           --               --            3,940(13)
  Vice President,              1996     79,922     24,180           --            17,500           1,778(14)
   Operations                  1995     72,212     14,493           --            16,000           1,980(15)

(1) Except as disclosed in this column, the amount of perquisites provided to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of total salary and bonus for each fiscal year.
(2) Includes $473,640 which represents the dollar value of the difference between the fair market value and exercise price of options exercised during 1997 and $11,254 for the cost of a Company-provided automobile.
(3) Includes $28,596 paid to Mr. Lange in consideration for earned but unused vacation time and $7,185 for the cost of a Company-provided automobile.
(4) Includes $1,462 for life insurance premiums paid by the Company and $4,813 for the Company's matching contributions under its 401(k) plan.
(5) Includes $78,628 paid to Mr. Lange in reimbursement of relocation expenses, including reimbursement of rental payments, relocation agent services and other moving expenses; $703 of life insurance premiums; and $4,158 of matching contributions under the 401(k) plan.
(6) Includes $42,707 of relocation expenses, $703 of life insurance premiums and $3,956 of matching contributions under the 401(k) plan.
(7) Includes $1,044 of life insurance premiums and $2,585 of matching contributions under the 401(k) plan.
(8)  Mr. Santa joined the Company in October 1996.
(9)  Mr. Beam joined the Company in April 1995.
(10) The Company made a relocation loan in the principal amount of $30,000 to Mr. Beam in July 1995, in connection with his joining the Company. The loan is being forgiven by the Company in monthly installments over a three-year period beginning in April 1995. $10,000 of such loan was forgiven during 1997. Also includes $807 of life insurance premiums and $3,658 of matching contributions under the 401(k) plan.
(11) Includes $10,147 for forgiveness of the relocation loan (see Note 10), $739 of life insurance premiums and $1,100 of matching contributions under the 401(k) plan.
(12) Represents forgiveness of relocation loan (see Note 10).
(13) Includes $366 of life insurance premiums and $3,574 of matching contributions under the 401(k) plan.
(14) Includes $112 of life insurance premiums and $1,666 of matching contributions under the 401(k) plan.
(15) Represents matching contributions under the 401(k) plan.

                             STOCK OPTION EXERCISES

   The Company grants options to its executive officers under its 1997 Plan. As of April 1, 1998, options to purchase a total of 591,815 shares were outstanding under the 1997 Plan and options to purchase 172,750 shares remained available for grant thereunder. The Company did not grant options to any of the Named Executive Officers in the fiscal year ended December 31, 1997.

   The following table shows for the fiscal year ended December 31, 1997, certain information regarding options exercised by, and held at year-end by, the Named Executive Officers:

       OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF
                                                        SECURITIES            VALUE OF
                                                        UNDERLYING           UNEXERCISED
                                                        UNEXERCISED         IN-THE-MONEY
                                                        OPTIONS AT           OPTIONS AT
                                                     DECEMBER 31, 1997  DECEMBER 31, 1997 (1)
                                                     -----------------  ---------------------
                     SHARES ACQUIRED      VALUE        EXERCISABLE/         EXERCISABLE/
      NAME           ON EXERCISE (#)   REALIZED ($)    UNEXERCISABLE        UNEXERCISABLE
-------------------  ----------------  ------------  -----------------  ---------------------
Paul Lange                   120,885    $1,465,628       23,365/41,750       $98,549/$125,906
Richard A. Santa                  --            --        6,250/18,750                -- / --
Michael W. Beam                   --            --       19,000/29,000       $ 79,183/$80,433
Edward G. Reineke             11,750    $   85,563       11,875/24,875       $ 38,984/$64,641

___________________

(1) I.e., value of options for which the fair market value of the Company's Common Stock at December 31, 1997 ($8.00) exceeds the exercise price.

EMPLOYMENT AGREEMENTS

     Mr. Beam has an employment agreement with the Company under which he is entitled to 20 weeks of salary if he is involuntarily terminated by the Company without cause. Mr. Santa has an employment agreement with the Company under which he is entitled to received 26 weeks of salary if (i) he is involuntarily terminated without cause or (ii) there is a change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

     In 1997, the Company advanced Mr. Lange $221,274 to assist him in paying taxes on income he recognized as a result of his exercising options to purchase shares of the Company's Common Stock in 1997. The terms of such advance are in the process of being negotiated between the Company and Mr. Lange.

     Mr. Bartlett, a director of the Company, was a partner in the law firm of BartlettStuder from June to October 1997 and is a partner in the law firm of Davis, Graham & Stubbs LLP, beginning November 1997. Both of these firms acted as counsel to the Company during the fiscal year ended December 31, 1997.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                              By Order of the Board of Directors,

                              /s/ RICHARD A. SANTA
                              RICHARD A. SANTA
                              Vice President, Finance,
                              Chief Financial Officer and Secretary

April 22, 1998

          A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, DYNAMIC MATERIALS CORPORATION, 551 ASPEN RIDGE DRIVE, LAFAYETTE, COLORADO 80026.

                                                                       EXHIBIT A

                         DYNAMIC MATERIALS CORPORATION

                           1997 EQUITY INCENTIVE PLAN
                             ADOPTED MARCH 4, 1997
                     APPROVED BY STOCKHOLDERS MAY 23, 1997
                          AS AMENDED FEBRUARY 18, 1998

1.   PURPOSES.

     a. The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock. The Plan is intended to be an amendment of and continuation of the Company's 1992 Incentive Stock Option Plan and 1994 Nonemployee Director Stock Option Plan.

     b. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     c. The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 or 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     a. "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     b.   "Board" means the Board of Directors of the Company.

     c.   "Code" means the Internal Revenue Code of 1986, as amended.

     d. "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     e.   "Company" means Dynamic Materials Corporation, a Delaware corporation.

     f. "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     g. "Continuous status as an employee, director or consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an

Employee, Director or Consultant shall be considered interrupted in the case of:
(i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     h. "Covered employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     i.   "Director" means a member of the Board.

     j. "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     k.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     l. "Fair market value" means, as of any date, the value of the common stock of the Company determined as follows.

          (i) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     m. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     n. "Non-employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     o. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     p. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     q.   "Option" means a stock option granted pursuant to the Plan.

     r. "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     s. "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     t. "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     u.   "Plan" means this 1997 Equity Incentive Plan.

     v. "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     w.   "Securities Act" means the Securities Act of 1933, as amended.

     x. "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

     y. "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.   ADMINISTRATION.

     a. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     b. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan or a Stock Award as provided in Section 13.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     c. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     a. Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million seventy-five thousand (1,075,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     b. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     a. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     b. No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     c. Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     a. Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     b. Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     c. Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     d. Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent provided in the Option Agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     e. Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     f. Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option

Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     g. Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     h. Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     i. Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.   OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

     a. Initial Grant For Non-Employee Directors. Each person who is elected for the first time to be a Non-Employee Director automatically shall, upon the date of such initial election, be granted an option to purchase seven thousand five hundred (7,500) shares of common stock of the Company on the terms and conditions set forth herein.

     b. Annual Grant. On the date of each annual meeting of the Company's stockholders, (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since the last annual meeting automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying five thousand (5,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director since the date of the last annual meeting as of the date of such grant and the denominator of which is 365.

     c. Term. The term of each Non-Employee Director's option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant (or such shorter period specified in the Option Agreement). If the Non-Employee Director's Continuous Status as an Employee, Director or Consultant terminates, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of such Continuous Status. In any and all circumstances, a Non-Employee Director's option may be exercised following termination of his or her Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of such status under the provisions of subsection 7(g).

     d. Price. The exercise price of each Non-Employee Director's option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date such option is granted.

     e. Consideration. Payment of the exercise price of each option may be made under one of the following alternatives, as specified in the Option
Agreement:

          (1) Payment of the exercise price per share in cash or by check at the time of exercise; or

          (2) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (3) Payment by a combination of the methods of payment specified in paragraphs (1) and (2) above.

     Notwithstanding the foregoing, a Non-Employee Director's option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     f. Transferability. A Non-Employee Director's option shall be transferable only to the extent provided in the Option Agreement.

     g. Vesting. A Non-Employee Director's option shall become exercisable as described in the Option Agreement.

8.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     a. Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     b. Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable only by will or the laws of descent and distribution, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the Agreement.

     c. Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     d. Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     e. Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 8(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

9.   CANCELLATION AND RE-GRANT OF OPTIONS.

     a. The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

     b. Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.  COVENANTS OF THE COMPANY.

     a. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     b. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.  MISCELLANEOUS.

     a. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     b. Neither an Employee, Director or Consultant nor any person to whom a Stock Award may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     c. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's Bylaws and the provisions of the applicable laws of the Company's state of incorporation, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     d. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     e. The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award may be transferred, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     f. To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.  ADJUSTMENTS UPON CHANGES IN STOCK.

     a. If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     b. In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

14.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     a. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent such approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements.

     b. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     c. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     d. Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     e. The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     a. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan was adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     b. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                                                       EXHIBIT B


                         DYNAMIC MATERIALS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                            ADOPTED JANUARY 9, 1998
         APPROVED BY THE STOCKHOLDERS ON _____________________, 19____


1.   PURPOSE

     a. The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Dynamic Materials Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1
(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     b. The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     c. The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     d. The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION

     a. The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     b. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

     c. To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

     d. To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

     e. To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     f.   To amend the Plan as provided in paragraph 13.

     g. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     h. The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN

     a. Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate fifty thousand (50,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     b. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING

     a. The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8 hereof, inclusive.

     b. lf an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later granted right, if two rights have identical exercise prices) will be exercised.

5.   ELIGIBILITY

     a. Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliates is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     b. The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     c. No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     d. An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     e. Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE

     a. On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     b. In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     c. The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION

     a. An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings (as defined by the Board for each Offering) during the Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     b. At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     c. Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     d. Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE

     a. On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     b. No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY

     a. During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     b. The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's share holdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK

     a. If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.")

     b. In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation,
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN

     a. Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for rights under the Plan; Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

          (ii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     b. Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.  DESIGNATION OF BENEFICIARY

     a. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     b. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN

     a. The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     b. Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on January 1, 1998 (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                                                                       EXHIBIT C


                         DYNAMIC MATERIALS CORPORATION

                       FORM OF INDEMNIFICATION AGREEMENT


     THIS AGREEMENT is made and entered into this ______ day of ____________, ____ by and between Dynamic Materials Corporation, a Delaware corporation (the "Corporation"), and _______________________________________ ("Agent").

                                    RECITALS

     WHEREAS, Agent performs a valuable service to the Corporation in his capacity as __________________ of the Corporation;

     WHEREAS, the stockholders of the Corporation have adopted bylaws (the "Bylaws") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Code");

     WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

     WHEREAS, in order to induce Agent to continue to serve as _______________ of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

     NOW, THEREFORE, in consideration of Agent's continued service as __________________ after the date hereof, the parties hereto agree as follows:

                                   AGREEMENT

     1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as _______________ of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

      2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment).

     3. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

          a. against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitration, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          b. otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Code and of the Bylaws.

     4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

          a. on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          b. on account of Agent's conduct that was knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

          c. on account of Agent's conduct that constituted a breach of Agent's duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Agent was not legally entitled;

          d. for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

          e. if indemnification is not lawful (and, in this respect, both the Corporation and the Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

          f. in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to
Section 9 hereof.

     5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation

(or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitration, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

     6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

     7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corporation of the commencement thereof:

          a. the Corporation will be entitled to participate therein at its own expense;

          b. except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

          c. the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

     8. EXPENSES. The Corporation shall advance, prior to the full disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

     9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

     10. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

     11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

     12.  SURVIVAL OF RIGHTS.

          a. The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

          b. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

     13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.

     14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

     15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

     17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

          a. If to Agent, at the address indicated on the signature page hereof.

          b.   If to the Corporation, to:

               Dynamic Materials Corporation
               551 Aspen Ridge Drive
               Lafayette, Colorado  80026
               Attention:  Secretary

          or to such other address as may have been furnished to Agent by the Corporation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                DYNAMIC MATERIALS CORPORATION



                                By:
                                    ---------------------------------
                                    Paul Lange
                                    President and CEO



                                Agent Print Name and Address:


                                -------------------------------------
                                Name

                                -------------------------------------
                                Address

                                -------------------------------------
                                -------------------------------------


                                -------------------------------------
                                Signature

     --                                                                  --
PROXY                                                                      PROXY
                         DYNAMIC MATERIALS CORPORATION
                551 ASPEN RIDGE DRIVE, LAFAYETTE, COLORADO 80026

|      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY      |
              FOR THE ANNUAL MEETING OF STOCKHOLDERS--MAY 22, 1998

  The undersigned hereby constitutes and appoints Paul Lange and Richard A. Santa, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dynamic Materials Corporation to be held at the Company's executive offices at 551 Aspen Ridge Drive, Lafayette, Colorado, on Friday, May 22, 1998, at 9:00 a.m. local time, and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                 (Continued and to be signed on reverse side.)

--                                                                            --

 --                                                                          --
                         DYNAMIC MATERIALS CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]


1. Election of Directors                                              For All
   Nominees: Michael C. Franson and               For     Withheld    Except
             George W. Morgenthaler                0          0          0

   ________________________________
   (Except nominee(s) written above.)

2. Approval of the amendment and restatement      For     Withheld    Abstain
   of the 1997 Equity Incentive Plan.              0          0          0

3. Approval of Employee Stock Purchase Plan.      For     Withheld    Abstain
                                                   0          0          0

4. Ratification of Director and Officer           For     Withheld    Abstain
   Indemnification Agreements.                     0          0          0

5. Ratification of Selection of Independent       For     Withheld    Abstain
   Accountants.                                    0          0          0

6. In their discretion, upon such other           For     Withheld    Abstain
   matters as may properly come before the         0          0          0
   meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Pro-posals 1 through 5.

     Dated: _____________________________________________________________ , 1998

Signature(s)____________________________________________________________________

________________________________________________________________________________
PLEASE MARK, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE A TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.

--                                                                            --